UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

ITEM 1.           REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Western Asset

High Income Fund Inc.

(HIF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	25

Statement of operations	26

Statements of changes in net assets	27

Financial highlights	28

Notes to financial statements	29

Report of independent register public accounting firm	39

Board approval of management and subadvisory agreements	40

Additional information	45

Annual chief executive officer and chief financial officer certifications	51

Dividend reinvestment plan	52

Important tax information	55

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd, in Singapore (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Western Asset High Income Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

During the 12-month reporting period ended December 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the

II	Western Asset High Income Fund Inc.

mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended December 31, 2008, two-year Treasury yields fell from 3.05% to 0.76%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 2.25%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 5.24%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the 12 months ended December 31, 2008. While the asset class modestly rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the 12 months ended December 31, 2008, the Index returned -25.91%.

Despite periods of extreme market volatility, emerging market debt prices largely treaded water during the first half of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. While the asset class rallied in November and December, it was too little, too late. Over the 12 months ended December 31, 2008, the EMBI Global returned -10.91%.

Special shareholder notice

The Board of Directors of the Fund approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset

Western Asset High Income Fund Inc.	III

Letter from the chairman continued

Management Company Limited in London (“Western Asset Limited”) as subadvisers to the Fund, under additional subadvisory agreements between Western Asset Management Company (“Western Asset”) and Western Singapore, and Western Asset and Western Asset Limited. Western Asset will supervise Western Singapore’s and Western Asset Limited’s provision of services to the Fund. The appointments are effective as of February 3, 2009.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN.

The Western Singapore and the Western Asset Limited offices are responsible, generally, for managing Asian (excluding Japan) and global and non-U.S. dollar fixed-income mandates, respectively, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. They undertake all investment-related activities including investment management, research and analysis, securities settlement and client services.

While Western Asset will remain ultimately responsible for investment management decisions relating to the Fund’s portfolio, Western Singapore and Western Asset Limited will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced

IV	Western Asset High Income Fund Inc.

website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund invests in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. The Fund may invest up to 50% of its total assets in non-U.S. dollar-denominated securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.05% and 4.04%, respectively. Treasury yields moved lower—and their prices moved higher—during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified from September through November given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 0.76% and 2.25%, respectively

Aided by the strong performance in the Treasury market, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexii, gained 5.24% during the 12 months ended December 31, 2008. In contrast, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, performed poorly. Over the same 12-month period, the Citigroup High Yield Market Indexiii and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned -25.91% and -10.91%, respectively.

Western Asset High Income Fund Inc. 2008 Annual Report	1

Fund overview continued

Q. How did we respond to these changing market conditions?

A. We maintained an overweighting to CCC-rated securities and an underweighting to BB-rated securities, which adversely impacted relative performance. To provide a bit of a hedge to this aggressive stance in quality rating allocation, we adjusted the Fund’s industry positioning to be more defensive. Relative to the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexv (the “Index”), Electric Utilities was our largest overweight, as we continued to feel the current market afforded us a compelling opportunity to buy an historically defensive sector at very attractive valuations.

We also remained overweight in Aerospace & Defense based on this sub-sector’s strong balance sheets, free cash flow generation and focus on operations and maintenance as opposed to weapons programs. In addition, we continued to increase our Wireless exposure due to the defensive nature of the business, as well as strong underlying asset values. Our key underweights did not change over the reporting period. The most notable of these were Retail, Media—Non-Cable and Information Technology (“IT”).

Performance review

For the 12 months ended December 31, 2008, Western Asset High Income Fund Inc. returned -30.63% based on its net asset value (“NAV”)vi and -26.23% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and the EMBI Global, returned -25.88% and -10.91%, respectively, over the same time frame. The Lipper High Current Yield Closed-End Funds Category Averagevii returned -32.52% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.83 per share. The performance table on the next page shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2008. Past performance is no guarantee of future results.

2	Western Asset High Income Fund Inc. 2008 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$6.41 (NAV)	-30.63%
$5.96 (Market Price)	-26.23%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. During the reporting period, the Fund’s three largest overweights outperformed the Index. These were Energy Future Holdings (-21.2%), DynCorp International LLC (-8.2%) and Kansas City Southern (-13.2%). The Fund’s overweight to the Capital Goods1 sector, which returned -19.3%, and underweights to the Consumer Cyclicals2, Media—Non-Cable and IT sectors, which returned -32.5%, -29.3% and -34.9%, respectively, aided the Fund’s relative performance. In addition, an overweight to Wireless companies, which returned -18.5%, was a positive contributor to the Fund’s relative performance.

Q. What were the leading detractors from performance?

A. An underweight to emerging market debt, which returned -10.9%, as measured by the EMBI Global, hurt the Fund’s relative performance. Our credit quality allocation also detracted from performance. This was due to the Fund’s overweight to CCC-rated securities, which returned -44.3%, and an underweight to BB-rated securities, which returned -17.5%. An overweight to the Transportation3 sector, which returned -29.5%, hurt performance as well. From a country perspective, underweights to Brazil and Mexico, which returned 4.05% and 0.58%, respectively, detracted from the Fund’s relative performance.

Looking for additional information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a

1    Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

2    Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

3    Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

Western Asset High Income Fund Inc. 2008 Annual Report	3

Fund overview continued

quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2009

4	Western Asset High Income Fund Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Consumer Discretionary (14.1%), Industrials (13.5%), Energy (12.2%), Financials (12.0%) and Telecommunication Services (11.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investors could lose money on their investment in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i           The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii         The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii        The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

iv        The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v          The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi        Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii       Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 5 funds in the Fund’s Lipper category.

Western Asset High Income Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

6	Western Asset High Income Fund Inc. 2008 Annual Report

Schedule of investments

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 86.9%
CONSUMER DISCRETIONARY — 13.5%
	Auto Components — 0.7%
160,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$64,000
85,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	32,725
	Visteon Corp., Senior Notes:
241,000	8.250% due 8/1/10	75,915
258,000	12.250% due 12/31/16(a)	63,210
	Total Auto Components	235,850
	Automobiles — 0.7%
	Ford Motor Co., Debentures:
100,000	8.875% due 1/15/22	24,500
125,000	8.900% due 1/15/32	30,625
	General Motors Corp.:
440,000	Notes, 7.200% due 1/15/11	93,500
535,000	Senior Debentures, 8.375% due 7/15/33	96,300
	Total Automobiles	244,925
	Diversified Consumer Services — 0.8%
	Education Management LLC/Education Management Finance Corp.:
40,000	Senior Notes, 8.750% due 6/1/14	30,600
200,000	Senior Subordinated Notes, 10.250% due 6/1/16	146,000
	Service Corp. International, Senior Notes:
55,000	7.625% due 10/1/18	40,975
60,000	7.500% due 4/1/27	38,700
	Total Diversified Consumer Services	256,275
	Hotels, Restaurants & Leisure — 3.1%
	Boyd Gaming Corp., Senior Subordinated Notes:
25,000	6.750% due 4/15/14	15,875
40,000	7.125% due 2/1/16	23,800
200,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)(d)	1,375
250,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	123,750
200,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	136,000
60,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	41,850
130,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	72,150
105,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	78,225
130,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	71,500

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	7

Schedule of investments continued

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 3.1% continued
245,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	$82,075
55,000	MGM MIRAGE Inc., Senior Notes, 13.000% due 11/15/13(a)	52,662
196,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	169,540
95,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	50,350
75,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(e)	43,875
	Station Casinos Inc.:
	Senior Notes:
110,000	6.000% due 4/1/12	22,550
90,000	7.750% due 8/15/16	17,550
	Senior Subordinated Notes:
175,000	6.500% due 2/1/14	10,938
20,000	6.625% due 3/15/18	1,250
	Total Hotels, Restaurants & Leisure	1,015,315
	Household Durables — 1.5%
20,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	13,500
1,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/49(c)(d)(f)	0
230,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	175,950
260,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	222,300
100,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	75,000
	Total Household Durables	486,750
	Internet & Catalog Retail — 0.2%
15,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	11,250
100,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	54,500
	Total Internet & Catalog Retail	65,750
	Media — 4.4%
	Affinion Group Inc.:
35,000	Senior Notes, 10.125% due 10/15/13	25,725
400,000	Senior Subordinated Notes, 11.500% due 10/15/15	242,500
90,000	CCH I Holdings LLC, Senior Notes, 11.000% due 10/1/15	14,400
636,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	114,480
90,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	32,850
65,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(f)	6,500
70,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	8,750

See Notes to Financial Statements.

8	Western Asset High Income Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Media — 4.4% continued
280,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	$225,400
	CSC Holdings Inc.:
20,000	Senior Debentures, 8.125% due 8/15/09	19,950
	Senior Notes:
70,000	8.125% due 7/15/09	69,825
105,000	6.750% due 4/15/12	96,600
110,000	Dex Media Inc., Discount Notes, 9.000% due 11/15/13	20,900
325,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	78,000
60,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	60,000
	EchoStar DBS Corp., Senior Notes:
90,000	6.625% due 10/1/14	75,375
80,000	7.750% due 5/31/15	68,400
140,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	125,300
350,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	28,000
50,000	R.H. Donnelley Inc., 11.750% due 5/15/15(a)	12,500
	TL Acquisitions Inc.:
190,000	Senior Notes, 10.500% due 1/15/15(a)	78,850
150,000	Senior Subordinated Notes, step bond to yield 13.348% due 7/15/15(a)	44,250
	Total Media	1,448,555
	Multiline Retail — 1.2%
235,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(b)	202,100
	Neiman Marcus Group Inc.:
395,000	Senior Notes, 9.000% due 10/15/15(b)	175,775
30,000	Senior Secured Notes, 7.125% due 6/1/28	14,250
	Total Multiline Retail	392,125
	Specialty Retail — 0.7%
30,000	AutoNation Inc., Senior Notes, 7.000% due 4/15/14	22,050
175,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	85,750
75,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	71,625
95,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	43,700
	Total Specialty Retail	223,125
	Textiles, Apparel & Luxury Goods — 0.2%
90,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	68,400
	TOTAL CONSUMER DISCRETIONARY	4,437,070

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	9

Schedule of investments continued

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
CONSUMER STAPLES — 1.6%
	Food Products — 0.7%
	Dole Food Co. Inc., Senior Notes:
35,000	8.625% due 5/1/09	$31,850
190,000	7.250% due 6/15/10	133,475
50,000	8.875% due 3/15/11	31,500
30,000	Stater Brothers Holdings Inc., Senior Notes, 7.750% due 4/15/15	25,350
	Total Food Products	222,175
	Household Products — 0.2%
105,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	78,225
	Tobacco — 0.7%
	Alliance One International Inc., Senior Notes:
35,000	8.500% due 5/15/12	25,900
120,000	11.000% due 5/15/12	100,200
100,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	108,257
	Total Tobacco	234,357
	TOTAL CONSUMER STAPLES	534,757
ENERGY — 11.4%
	Energy Equipment & Services — 0.4%
110,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	69,850
55,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	51,425
	Total Energy Equipment & Services	121,275
	Oil, Gas & Consumable Fuels — 11.0%
170,000	Atlas Pipeline Partners LP, 8.750% due 6/15/18(a)	112,200
345,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	238,050
	Chesapeake Energy Corp., Senior Notes:
95,000	6.625% due 1/15/16	75,525
75,000	6.500% due 8/15/17	57,750
140,000	7.250% due 12/15/18	109,900
55,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	34,375
293,619	Corral Finans AB, Senior Secured Subordinated Bonds, 9.753% due 4/15/10(a)(b)(e)	160,022
	El Paso Corp.:
230,000	Medium-Term Notes, 7.800% due 8/1/31	150,996
200,000	Notes, 7.875% due 6/15/12	180,595
	Enterprise Products Operating LP:
110,000	Junior Subordinated Notes, 8.375% due 8/1/66(e)	60,569
75,000	Subordinated Notes, 7.034% due 1/15/68(e)	35,295
250,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	196,250

See Notes to Financial Statements.

10	Western Asset High Income Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 11.0% continued
40,000		Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	$31,400
245,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	184,975
100,000		KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	78,500
140,000		LUKOIL International Finance BV, 6.356% due 6/7/17(a)	86,100
		Mariner Energy Inc., Senior Notes:
85,000		7.500% due 4/15/13	54,825
45,000		8.000% due 5/15/17	23,625
100,000		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	62,500
		OPTI Canada Inc., Senior Secured Notes:
45,000		7.875% due 12/15/14	23,175
90,000		8.250% due 12/15/14	49,050
135,000		Parallel Petroleum Corp., 10.250% due 8/1/14	86,400
255,000		Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	216,176
145,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	118,175
		Petroplus Finance Ltd., Senior Notes:
75,000		6.750% due 5/1/14(a)	48,000
60,000		7.000% due 5/1/17(a)	36,900
500,000		SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	265,000
335,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(d)	13,400
100,000		Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	88,000
40,000		Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	25,000
150,000		Teekay Corp., Senior Notes, 8.875% due 7/15/11	127,500
200,000		VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	25,000
115,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	62,675
		Whiting Petroleum Corp., Senior Subordinated Notes:
135,000		7.250% due 5/1/12	101,250
100,000		7.000% due 2/1/14	71,000
		Williams Cos. Inc.:
365,000		Notes, 7.875% due 9/1/21	279,725
100,000		Senior Notes, 7.625% due 7/15/19	78,254
		Total Oil, Gas & Consumable Fuels	3,648,132
		TOTAL ENERGY	3,769,407
FINANCIALS — 10.9%
		Commercial Banks — 2.5%
310,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	203,050
1,224,000	RUB	HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10	20,884

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	11

Schedule of investments continued

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Commercial Banks — 2.5% continued
290,000		HSBK Europe BV, 7.250% due 5/3/17(a)	$158,050
140,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(e)	73,712
3,730,000	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(a)(f)	82,510
		RSHB Capital, Loan Participation Notes:
70,000		7.175% due 5/16/13(a)	51,100
140,000		6.299% due 5/15/17(a)	80,500
		TuranAlem Finance BV, Bonds:
160,000		8.250% due 1/22/37(a)	69,600
120,000		8.250% due 1/22/37(a)	51,900
40,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(e)(g)	40,438
		Total Commercial Banks	831,744
		Consumer Finance — 5.1%
		Ford Motor Credit Co.:
100,000		Notes, 7.875% due 6/15/10	80,043
		Senior Notes:
257,000		7.246% due 6/15/11(e)	169,941
70,000		7.569% due 1/13/12(e)	45,588
900,000		12.000% due 5/15/15	672,747
		GMAC LLC:
112,000		7.500% due 12/31/13(a)	83,440
15,000		8.000% due 12/31/18(a)	7,725
552,000		8.000% due 11/1/31(a)	328,705
		SLM Corp., Senior Notes:
300,000		3.695% due 7/26/10(e)	256,140
30,000		3.765% due 10/25/11(e)	23,006
		Total Consumer Finance	1,667,335
		Diversified Financial Services — 2.6%
100,000		Capmark Financial Group Inc., 5.875% due 5/10/12	34,119
110,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	57,200
100,000		El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(a)	87,075
50,000		Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 6.649% due 11/15/14(e)	13,750
195,000		JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(e)(g)	162,635
		Leucadia National Corp., Senior Notes:
120,000		8.125% due 9/15/15	96,900
40,000		7.125% due 3/15/17	29,900

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 2.6% continued
210,000	TNK-BP Finance SA, Bonds, 7.500% due 7/18/16(a)	$110,250
115,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.530% due 10/1/15	90,850
205,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	172,200
	Total Diversified Financial Services	854,879
	Insurance — 0.3%
270,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(e)	105,164
	Real Estate Investment Trusts (REITs) — 0.1%
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	1,775
35,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	25,812
	Total Real Estate Investment Trusts (REITs)	27,587
	Real Estate Management & Development — 0.3%
105,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(c)	21,525
	Realogy Corp.:
220,000	10.500% due 4/15/14	39,050
16,456	11.000% due 4/15/14(b)	1,975
195,000	Senior Subordinated Notes, 12.375% due 4/15/15	27,300
	Total Real Estate Management & Development	89,850
	TOTAL FINANCIALS	3,576,559
HEALTH CARE — 6.9%
	Health Care Equipment & Supplies — 0.7%
120,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	61,800
	Biomet Inc., Senior Notes:
170,000	10.375% due 10/15/17(b)	135,150
30,000	11.625% due 10/15/17	25,800
	Total Health Care Equipment & Supplies	222,750
	Health Care Providers & Services — 6.1%
305,000	CRC Health Corp., 10.750% due 2/1/16	185,288
	DaVita Inc.:
90,000	Senior Notes, 6.625% due 3/15/13	85,950
145,000	Senior Subordinated Notes, 7.250% due 3/15/15	138,475
	HCA Inc.:
125,000	Debentures, 7.500% due 12/15/23	59,331
165,000	Notes, 6.375% due 1/15/15	101,475
5,000	Senior Notes, 6.250% due 2/15/13	3,150

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	13

Schedule of investments continued

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 6.1% continued
	Senior Secured Notes:
125,000	9.250% due 11/15/16	$115,000
415,000	9.625% due 11/15/16(b)	324,737
200,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	156,000
	Tenet Healthcare Corp., Senior Notes:
170,000	6.375% due 12/1/11	132,175
90,000	6.500% due 6/1/12	68,850
200,000	7.375% due 2/1/13	143,500
165,000	9.875% due 7/1/14	133,650
	Universal Hospital Services Inc., Senior Secured Notes:
50,000	5.943% due 6/1/15(e)	30,750
190,000	8.500% due 6/1/15(b)	135,850
343,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(e)	217,805
	Total Health Care Providers & Services	2,031,986
	Pharmaceuticals — 0.1%
465,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	24,413
	TOTAL HEALTH CARE	2,279,149
INDUSTRIALS — 13.3%
	Aerospace & Defense — 1.4%
110,000	BE Aerospace Inc., 8.500% due 7/1/18	99,275
130,000	DRS Technologies Inc., Senior Subordinated Notes, 7.625% due 2/1/18	130,650
460,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	158,700
6,632	Kac Acquisition Co., Subordinated Notes, 0.000% due 4/26/26(d)(f)	0
90,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	88,200
	Total Aerospace & Defense	476,825
	Airlines — 1.9%
	Continental Airlines Inc., Pass-Through Certificates:
52,383	8.312% due 4/2/11(f)	39,287
65,000	7.339% due 4/19/14	37,700
350,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	145,250
	Delta Air Lines Inc.:
101,647	8.954% due 8/10/14(f)	52,857

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Airlines — 1.9% continued
	Pass-Through Certificates:
87,189	6.619% due 3/18/11	$75,854
258,000	7.111% due 9/18/11	206,400
90,000	7.711% due 9/18/11	59,400
	Total Airlines	616,748
	Building Products — 2.1%
	Associated Materials Inc.:
305,000	Senior Discount Notes, step bond to yield 13.986% due 3/1/14	170,800
210,000	Senior Subordinated Notes, 9.750% due 4/15/12	166,425
	GTL Trade Finance Inc.:
130,000	7.250% due 10/20/17(a)	110,779
139,000	7.250% due 10/20/17(a)	116,780
110,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13	75,350
285,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.024% due 3/1/14	62,700
	Total Building Products	702,834
	Commercial Services & Supplies — 3.9%
425,000	Allied Waste North America Inc., Senior Notes, 7.375% due 4/15/14	402,054
	DynCorp International LLC/DIV Capital Corp.:
160,000	9.500% due 2/15/13(a)	140,600
355,000	Senior Subordinated Notes, 9.500% due 2/15/13	309,294
125,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	124,375
240,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	133,200
260,000	US Investigations Services Inc., 11.750% due 5/1/16(a)	165,100
	Total Commercial Services & Supplies	1,274,623
	Construction & Engineering — 0.6%
150,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	132,750
100,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	80,250
	Total Construction & Engineering	213,000
	Electrical Equipment — 0.1%
40,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	18,200
	Industrial Conglomerates — 0.2%
	Sequa Corp., Senior Notes:
80,000	11.750% due 12/1/15(a)	30,800
85,491	13.500% due 12/1/15(a)(b)	27,785
	Total Industrial Conglomerates	58,585
	Machinery — 0.1%
60,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	39,900

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	15

Schedule of investments continued

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Road & Rail — 2.0%
490,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	$226,012
	Kansas City Southern de Mexico, Senior Notes:
345,000	9.375% due 5/1/12	317,400
100,000	7.625% due 12/1/13	82,500
25,000	7.375% due 6/1/14	20,580
30,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	30,225
	Total Road & Rail	676,717
	Trading Companies & Distributors — 0.9%
105,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	54,600
90,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	47,700
135,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	72,225
305,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	117,425
	Total Trading Companies & Distributors	291,950
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
230,000	9.899% due 5/15/15(a)(e)	19,837
115,000	12.500% due 5/15/17(a)	11,069
	Total Transportation Infrastructure	30,906
	TOTAL INDUSTRIALS	4,400,288
INFORMATION TECHNOLOGY — 1.4%
	Communications Equipment — 0.4%
285,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	115,425
	Electronic Equipment, Instruments & Components — 0.0%
35,000	NXP BV/NXP Funding LLC, Senior Secured Notes, 7.875% due 10/15/14	13,825
	IT Services — 0.7%
	Ceridian Corp.:
20,000	11.250% due 11/15/15(a)	10,675
135,000	Senior Notes, 12.250% due 11/15/15(a)(b)	66,656
150,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	91,500
105,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	69,825
	Total IT Services	238,656
	Semiconductors & Semiconductor Equipment — 0.1%
	Freescale Semiconductor Inc., Senior Notes:
30,000	8.875% due 12/15/14	13,350
50,000	9.125% due 12/15/14(b)	11,750
	Total Semiconductors & Semiconductor Equipment	25,100

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Software — 0.2%
175,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	$82,250
	TOTAL INFORMATION TECHNOLOGY	475,256
MATERIALS — 7.2%
	Chemicals — 0.8%
350,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	85,750
50,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	27,000
150,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(f)	135,568
365,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	9,125
	Total Chemicals	257,443
	Containers & Packaging — 0.7%
50,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	34,750
55,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	37,125
100,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(f)	0
80,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(a)	74,800
115,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	74,175
	Total Containers & Packaging	220,850
	Metals & Mining — 3.3%
	Evraz Group SA, Notes:
100,000	8.875% due 4/24/13(a)	51,500
100,000	9.500% due 4/24/18(a)	50,500
180,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	147,804
20,000	Metals USA Holdings Corp., 10.883% due 7/1/12(b)(e)	5,700
225,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	133,875
455,000	Noranda Aluminium Holding Corp., Senior Notes, 8.345% due 11/15/14(b)(e)	75,075
230,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	134,550
425,000	Ryerson Inc., Senior Secured Notes, 12.250% due 11/1/15(a)	264,563
	Vale Overseas Ltd., Notes:
62,000	8.250% due 1/17/34	66,197
100,000	6.875% due 11/21/36	91,020
100,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	60,500
	Total Metals & Mining	1,081,284
	Paper & Forest Products — 2.4%
	Abitibi-Consolidated Co. of Canada:
293,000	15.500% due 7/15/10(a)	86,435
360,000	Senior Secured Notes, 13.750% due 4/1/11(a)	232,200

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	17

Schedule of investments continued

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Paper & Forest Products — 2.4% continued
240,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	$141,600
	NewPage Corp.:
355,000	Senior Secured Notes, 9.443% due 5/1/12(e)	137,563
30,000	Senior Subordinated Notes, 12.000% due 5/1/13	8,700
77,968	Newpage Holding Corp., 10.265% due 11/1/13(b)(e)	29,238
200,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	119,000
160,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	48,800
	Total Paper & Forest Products	803,536
	TOTAL MATERIALS	2,363,113
TELECOMMUNICATION SERVICES — 11.2%
	Diversified Telecommunication Services — 7.4%
	Axtel SAB de CV, Senior Notes:
250,000	7.625% due 2/1/17(a)	170,625
10,000	7.625% due 2/1/17(a)	6,850
25,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	15,875
	Citizens Communications Co.:
15,000	Debentures, 7.050% due 10/1/46	6,600
140,000	Senior Notes, 7.875% due 1/15/27	81,900
110,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)	1,100
45,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	41,175
	Intelsat Jackson Holdings Ltd., Senior Notes:
415,000	9.500% due 6/15/16(a)	383,875
400,000	11.500% due 6/15/16(a)	350,000
	Level 3 Financing Inc., Senior Notes:
185,000	12.250% due 3/15/13	112,850
220,000	9.250% due 11/1/14	128,700
100,000	6.845% due 2/15/15(e)	44,000
195,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	137,475
105,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	75,600
170,000	Qwest Corp., Debentures, 6.875% due 9/15/33	102,000
275,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	122,375
130,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	70,525
100,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	64,500
305,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	227,225

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Telecommunication Services — 7.4% continued
125,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	$108,125
230,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	204,700
	Total Diversified Telecommunication Services	2,456,075
	Wireless Telecommunication Services — 3.8%
130,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	146,250
50,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	44,701
60,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	54,000
	Sprint Capital Corp., Senior Notes:
305,000	7.625% due 1/30/11	254,789
235,000	8.375% due 3/15/12	188,123
350,000	6.875% due 11/15/28	208,673
130,000	8.750% due 3/15/32	87,915
695,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	260,625
	Total Wireless Telecommunication Services	1,245,076
	TOTAL TELECOMMUNICATION SERVICES	3,701,151
UTILITIES — 9.5%
	Electric Utilities — 1.0%
100,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	93,250
28,000	Enersis SA, Notes, 7.375% due 1/15/14	29,221
10,000	IPALCO Enterprises Inc., 7.250% due 4/1/16(a)	8,250
410,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(a)(b)	207,050
	Total Electric Utilities	337,771
	Gas Utilities — 0.8%
315,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	259,875
	Independent Power Producers & Energy Traders — 7.7%
	AES Corp.:
70,000	Secured Notes, 8.750% due 5/15/13(a)	67,550
	Senior Notes:
100,000	9.375% due 9/15/10	95,500
340,000	8.000% due 10/15/17	280,500
	Dynegy Holdings Inc.:
180,000	Senior Debentures, 7.625% due 10/15/26	88,200
160,000	Senior Notes, 7.750% due 6/1/19	111,200
70,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	49,744
	Edison Mission Energy, Senior Notes:
150,000	7.750% due 6/15/16	134,250

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	19

Schedule of investments continued

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 7.7% continued
120,000	7.200% due 5/15/19	$99,000
155,000	7.625% due 5/15/27	120,900
1,630,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	798,700
58,458	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	53,781
180,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	173,700
	NRG Energy Inc., Senior Notes:
445,000	7.250% due 2/1/14	417,188
30,000	7.375% due 1/15/17	27,675
	Total Independent Power Producers & Energy Traders	2,517,888
	TOTAL UTILITIES	3,115,534
	TOTAL CORPORATE BONDS & NOTES (Cost — $46,011,550)	28,652,284
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, 10.875% due 3/15/19(c)(d)(f) (Cost — $493,850)	0
COLLATERALIZED SENIOR LOANS — 1.6%
CONSUMER DISCRETIONARY — 0.4%
	Auto Components — 0.4%
243,468	Allison Transmission Inc., Term Loan B, 4.748% due 8/7/14(a)(e)	137,211
ENERGY — 0.8%
	Energy Equipment & Services — 0.6%
243,601	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(a)(d)(e)	193,663
	Oil, Gas & Consumable Fuels — 0.2%
	Ashmore Energy International:
16,243	Synthetic Revolving Credit Facility, 5.098% due 3/30/14(a)(e)	9,908
117,136	Term Loan, 6.762% due 3/30/14(a)(e)	66,768
	Total Oil, Gas & Consumable Fuels	76,676
	TOTAL ENERGY	270,339
MATERIALS — 0.4%
	Containers & Packaging — 0.4%
563,764	Berry Plastics Corp., Senior Term Loan, 9.791% due 6/15/14(a)(e)	126,847
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,163,326)	534,397
CONVERTIBLE BONDS & NOTES — 0.4%
CONSUMER DISCRETIONARY — 0.2%
	Media — 0.2%
135,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	59,062

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
INDUSTRIALS — 0.2%
		Marine — 0.2%
140,000		Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	$72,450
		TOTAL CONVERTIBLE BONDS & NOTES
		(Cost — $208,050)	131,512
SOVEREIGN BONDS — 4.7%
		Argentina — 0.4%
		Republic of Argentina:
409,000		Bonds, 7.000% due 9/12/13	126,926
65,000		GDP Linked Securities, 1.330% due 12/15/35(e)	1,690
		Total Argentina	128,616
		Brazil — 0.6%
527,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	212,337
		Egypt — 0.3%
790,000	EGP	Arab Republic of Egypt, 8.750%due 7/18/12(a)	118,617
		Indonesia — 0.4%
		Republic of Indonesia:
539,000,000	IDR	10.250% due 7/15/22	39,597
342,000,000	IDR	11.000% due 9/15/25	26,213
378,000,000	IDR	10.250% due 7/15/27	27,056
408,000,000	IDR	9.750% due 5/15/37	30,280
		Total Indonesia	123,146
		Panama — 0.7%
		Republic of Panama:
28,000		7.250% due 3/15/15	28,700
78,000		9.375% due 4/1/29	86,190
130,000		6.700% due 1/26/36	117,650
		Total Panama	232,540
		Peru — 0.1%
		Republic of Peru:
14,000		Bonds, 6.550% due 3/14/37	12,565
8,000		Global Bonds, 7.350% due 7/21/25	8,000
		Total Peru	20,565
		Turkey — 1.5%
		Republic of Turkey:
12,000		7.000% due 6/5/20	11,670
587,000		Notes, 6.875% due 3/17/36	490,145
		Total Turkey	501,815
		Venezuela — 0.7%
		Bolivarian Republic of Venezuela:
12,000		8.500% due 10/8/14	6,300

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	21

Schedule of investments continued

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Venezuela — 0.7% (continued)
386,000	5.750% due 2/26/16(a)	$165,980
16,000	7.650% due 4/21/25	6,320
	Collective Action Securities:
53,000	9.375% due 1/13/34	24,645
28,000	Notes, 10.750% due 9/19/13	18,480
	Total Venezuela	221,725
	TOTAL SOVEREIGN BONDS
	(Cost — $2,364,168)	1,559,361
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
500	Ameriking Inc.(d)(f)*	0
	Household Durables — 0.0%
429,302	Home Interiors & Gifts Inc.(d)(f)*	0
3,747	Mattress Discounters Corp.(d)(f)*	0
4,203	Mattress Holding Corp.(d)(f)*	0
	Total Household Durables	0
	TOTAL CONSUMER DISCRETIONARY	0
INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
6,084	Axiohm Transaction Solutions Inc.(d)(f)*	0
MATERIALS — 0.0%
	Chemicals — 0.0%
1,091	Applied Extrusion Technologies Inc., Class B Shares(d)(f)*	2,455
	TOTAL COMMON STOCKS
	(Cost — $439,446)	2,455
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
	Diversified Financial Services — 0.6%
290	Bank of America Corp., 7.250%
	(Cost — $286,835)	188,500
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Exchange Traded Fund — 0.0%
	Textile, Apparel & Luxury Goods
1,000,000	Pillowtex Corp., 9.000% due 12/15/49(d)(f)
	(Cost — $0)	0

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

SHARES		SECURITY	VALUE
PREFERRED STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.0%
		Hotels, Restaurants & Leisure — 0.0%
1,271		Ameriking Inc., Cummulative Exchange, 13.000%(c)(d)(f)*	$0
		Media — 0.0%
0		ION Media Networks Inc., Series B, 12.000%(d)(f)*‡	0
		TOTAL CONSUMER DISCRETIONARY	0
FINANCIALS — 0.5%
		Consumer Finance — 0.1%
138		Preferred Blocker Inc., 9.000%(a)*	41,400
		Diversified Financial Services — 0.4%
10,700		Preferred Plus, Trust, Series FRD-1, 7.400%	49,434
14,800		Saturns, Series F 2003-5, 8.125%	78,440
		TCR Holding Corp.:
803		Class B Shares, 0.000%(d)(f)*	0
442		Class C Shares, 0.000%(d)(f)*	0
1,165		Class D Shares, 0.000%(d)(f)*	0
2,410		Class E Shares, 0.000%(d)(f)*	0
			127,874
		TOTAL FINANCIALS	169,274
		TOTAL PREFERRED STOCKS
		(Cost — $472,705)	169,274
WARRANTS
WARRANTS — 0.0%
6,723		Pillowtex Corp., Expires 11/24/09(d)(f)* (Cost — $4,963)	0
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
		(Cost — $51,444,893)	31,237,783

FACE
AMOUNT†
SHORT-TERM INVESTMENT — 0.1%
		Sovereign Bonds — 0.1%
87,000	MYR	Bank Negara Malaysia Monetary Notes, zero coupon bond to yield 2.750% due 1/6/09 (Cost — $23,963)	25,135
		TOTAL INVESTMENTS — 94.8% (Cost — $51,468,856#)	31,262,918
		Other Assets in Excess of Liabilities — 5.2%	1,704,105
		TOTAL NET ASSETS — 100.0%	$32,967,023

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	23

Schedule of investments continued

December 31, 2008

WESTERN ASSET HIGH INCOME FUND INC.

*    Non-income producing security.

†    Face amount denominated in U.S. dollars, unless otherwise noted.

(a)   Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)   Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)   Security is currently in default.

(d)   Illiquid security.

(e)   Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(f)    Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)   Security has no maturity date. The date shown represents the next call date.

#    Aggregate cost for federal income tax purposes is $51,613,671.

‡    Amount represents fractional shares.

Abbreviations used in this schedule:

BRL	–	Brazilian Real
EGP	–	Egyptian Pound
GDP	–	Gross Domestic Product
GMAC	–	General Motors Acceptance Corp.
IDR	–	Indonesian Rupiah
MYR	–	Malaysian Ringgit
OJSC	–	Open Joint Stock Company
RUB	–	Russian Ruble

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2008 Annual Report

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $51,468,856)	$31,262,918
Foreign currency, at value (Cost — $100,661)	94,894
Cash	633,530
Dividends and interest receivable	1,124,859
Receivable for securities sold	10,228
Receivable for open swap contracts	556
Prepaid expenses	5,141
Other assets	24,263
Total Assets	33,156,389
LIABILITIES:
Premiums received for open swaps	37,527
Unrealized depreciation on swaps	25,805
Investment management fee payable	18,502
Directors’ fees payable	2,476
Accrued expenses	105,056
Total Liabilities	189,366
TOTAL NET ASSETS	$32,967,023
NET ASSETS:
Par value ($0.001 par value; 5,144,595 shares issued and outstanding; 100,000,000 shares authorized)	$5,145
Paid-in capital in excess of par value	65,068,624
Undistributed net investment income	753,366
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(12,631,988)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(20,228,124)
TOTAL NET ASSETS	$32,967,023
Shares Outstanding	5,144,595
Net Asset Value	$6.41

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	25

Statement of operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$4,890,693
Dividends	69,848
Less: Foreign taxes withheld	(1,848)
Total Investment Income	4,958,693
EXPENSES:
Investment management fee (Note 2)	320,581
Audit and tax	66,878
Shareholder reports	53,040
Legal fees	37,423
Transfer agent fees	31,853
Stock exchange listing fees	21,545
Directors’ fees	10,464
Custody fees	6,156
Insurance	2,428
Miscellaneous expenses	7,699
Total Expenses	558,067
NET INVESTMENT INCOME	4,400,626
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(3,317,147)
Futures contracts	(6,754)
Written options	14,900
Swap contracts	35,221
Foreign currency transactions	(27,548)
Net Realized Loss	(3,301,328)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(16,267,988)
Futures contracts	(495)
Swap contracts	(12,894)
Foreign currencies	(8,816)
Change in Net Unrealized Appreciation/Depreciation	(16,290,193)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(19,591,521)
DECREASE IN NET ASSETS FROM OPERATIONS	$(15,190,895)

See Notes to Financial Statements.

26	Western Asset High Income Fund Inc. 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:
Net investment income	$4,400,626	$4,069,422
Net realized loss	(3,301,328)	(2,536)
Change in net unrealized appreciation/depreciation	(16,290,193)	(3,782,519)
Increase (Decrease) in Net Assets From Operations	(15,190,895)	284,367
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,266,792)	(3,804,128)
Decrease in Net Assets From Distributions to Shareholders	(4,266,792)	(3,804,128)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (3,882 and 0 shares reissued, respectively)	24,263	—
Increase in Net Assets From Fund Share Transactions	24,263	—
DECREASE IN NET ASSETS	(19,433,424)	(3,519,761)
NET ASSETS:
Beginning of year	52,400,447	55,920,208
End of year*	$32,967,023	$52,400,447
* Includes undistributed net investment income of:	$753,366	$588,795

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2008 Annual Report	27

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$10.19	$10.88	$10.50	$10.72	$10.47
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.86	0.79	0.72	0.70	0.72
Net realized and unrealized gain (loss)	(3.81)	(0.74)	0.35	(0.21)	0.41
Total income (loss) from operations	(2.95)	0.05	1.07	0.49	1.13
LESS DISTRIBUTIONS FROM:
Net investment income	(0.83)	(0.74)	(0.69)	(0.71)	(0.88)
Total distributions	(0.83)	(0.74)	(0.69)	(0.71)	(0.88)
NET ASSET VALUE, END OF YEAR	$6.41	$10.19	$10.88	$10.50	$10.72
MARKET PRICE, END OF YEAR	$5.96	$8.99	$9.86	$8.99	$10.23
Total return based on NAV[1,2]	(30.63)%	0.37%	10.57%[3]	4.80%	11.53%
Total return, based on Market Price[2]	(26.23)%	(1.64)%	17.97%	(5.29)%	(2.70)%
NET ASSETS, END OF YEAR (000s)	$32,967	$52,400	$55,920	$53,968	$55,106
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.22%	1.09%	1.21%	1.30%	1.41%
Net expenses	1.22	1.09	1.21 [4]	1.30	1.41
Net investment income	9.61	7.40	6.81	6.66	7.01
PORTFOLIO TURNOVER RATE	46%	78%	89%	46%	56%

[1]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Western Asset High Income Fund Inc. 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset High Income Fund Inc. 2008 Annual Report	29

Notes to financial statements continued

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	December 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$31,262,918	$316,374	$30,851,945	$94,599
Other financial instruments*	(25,805)	—	(25,805)	—
Total	$31,237,113	$316,374	$30,826,140	$94,599

*  Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of December 31, 2007	$7
Accrued premiums/discounts	—
Realized gain (loss)	7,263
Change in unrealized appreciation (depreciation)	(7)
Net purchases (sales)	(7,263)
Transfers in and/or out of Level 3	94,599
Balance as of December 31, 2008	$94,599

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts

30	Western Asset High Income Fund Inc. 2008 Annual Report

based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset High Income Fund Inc. 2008 Annual Report	31

Notes to financial statements continued

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and

32	Western Asset High Income Fund Inc. 2008 Annual Report

may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate, serve as an indicator of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium on deposit, respectively on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Western Asset High Income Fund Inc. 2008 Annual Report	33

Notes to financial statements continued

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

34	Western Asset High Income Fund Inc. 2008 Annual Report

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed net	Accumulated net
	investment income	realized loss
(a)	$30,737	$(30,737)

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore and Western Asset Management Company Limited in London will serve as additional subadvisers to the Fund.

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset High Income Fund Inc. 2008 Annual Report	35

Notes to financial statements continued

3. Investments

During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$20,140,630	—
Sales	20,044,283	$103,615

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$181,806
Gross unrealized depreciation	(20,532,559)
Net unrealized depreciation	$(20,350,753)

During the year ended December 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding December 31, 2007	—	—
Options written	1,600,000	$36,500
Options closed	—	—
Options expired	(1,600,000)	(36,500)
Written options, outstanding December 31, 2008	—	—

At December 31, 2008, the Fund held the following credit default on swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Suisse First Boston Inc. (CDX North America High Yield Index)	$200,000	6/20/13	5.000% quarterly	$(31,666)	$(19,194)	$(12,472)
Credit Suisse First Boston Inc. (CDX North America High Yield Index)	200,000	6/20/13	5.000% quarterly	(31,666)	(18,333)	(13,333)
				$(63,332)	$(37,527)	$(25,805)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

36	Western Asset High Income Fund Inc. 2008 Annual Report

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Distributions subsequent to December 31, 2008

On January 21, 2009 and February 18, 2009, the Fund’s Board declared two dividends each in the amount of $0.070 per share, payable on January 30, 2009 and February 27, 2009 to shareholders of record on January 23, 2009 and February 20, 2009, respectively.

5. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary Income	$4,266,792	$3,804,128

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$880,710
Capital loss carryforward*	(11,395,406)
Other book/tax temporary differences(a)	(1,219,111)
Unrealized appreciation/(depreciation)(b)	(20,372,939)
Total accumulated earnings / (losses) — net	$(32,106,746)

*   As of December 31, 2008, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2009	$(7,746,695)
12/31/2010	(1,248,443)
12/31/2016	(2,400,268)
$(11,395,406)

These amounts will be available to offset any future taxable capital gains.

(a)       Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)       The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset High Income Fund Inc. 2008 Annual Report	37

Notes to financial statements continued

6. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

38	Western Asset High Income Fund Inc. 2008 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund Inc. as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund Inc. as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2009

Western Asset High Income Fund Inc. 2008 Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, Western Asset and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other Funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other Legg Mason Closed-end Funds (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

40	Western Asset High Income Fund Inc.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates and the Contract Renewal Information, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end nonleveraged high current yield funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of five funds for the 1-year period ended June 30, 2008 and four funds for the 3-, 5- and 10- year periods ended June 30, 2008. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

Western Asset High Income Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) continued

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 10-year periods ended June 30, 2008 in each case was ranked first among the funds in the Performance Universe for that period and that its performance for the 3- and 5-year periods ended June 30, 2008 in each case was ranked second among the funds in the Performance Universe for that period. Among other things, the Board noted that the small number of funds in the Performance Universe, which included other funds managed by the Sub-adviser, made meaningful comparisons difficult. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management and Sub-advisory Agreements for an additional one-year period.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and all other closed-end nonleveraged high current yield funds, as classified by Lipper. The Expense Universe consisted of four funds, including the Fund and two other funds managed by the Subadviser, with assets ranging from the Fund’s $55 million to $535.5 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving in effect to any voluntary fee waiver implemented by the Manager with respect to the Fund and by the managers of the other Expense Group Funds L.C.), was ranked second among the five funds in the Expense Universe but that its actual total expenses ranked fourth among the five funds. The Board considered the Manager’s belief that the small number of funds, all but one of which were managed by the Subadviser, and the varying size of the funds in the Expense Universe made meaningful comparisons difficult. The Manager noted that the Fund was the smallest fund in the Expense Universe.

42	Western Asset High Income Fund Inc.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had declined slightly over the period covered by the analysis and that the Fund was not profitable to the Manager during that period. The Manager explained to the Board that the Fund was not profitable largely because of its small size.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment

Western Asset High Income Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) continued

plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

44	Western Asset High Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:
CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC, (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board member-ships held by Director	None
DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1993

Principal occupation(s) during past 5 years	Retired; Formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board member-ships held by Director	None

Western Asset High Income Fund Inc.	45

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Professor of Italian and French languages, Drew University (since 1984); Formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board member-ships held by Director	None
LESLIE H. GELB c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past 5 years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); Formerly, President, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board member-ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”): India Fund, Inc. and Asia Tigers Fund, Inc.

46	Western Asset High Income Fund Inc.

WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board member-ships held by Director	Director of Associated Banc-Corp.

RIORDAN ROETT c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 1995

Principal occupation(s) during past 5 years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board member-ships held by Director	None

Western Asset High Income Fund Inc.	47

Additional information (unaudited) continued

Information about Directors and Officers

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1993

Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board member-ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

INTERESTED DIRECTOR:
R. JAY GERKEN, CFA[2] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	146

Other board member-ships held by Director	None

OFFICERS:
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

48	Western Asset High Income Fund Inc.

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

Western Asset High Income Fund Inc.	49

Additional information (unaudited) continued

Information about Directors and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

50	Western Asset High Income Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Western Asset High Income Fund Inc.	51

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will

52	Western Asset High Income Fund Inc.

cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Western Asset High Income Fund Inc.	53

Dividend reinvestment plan (unaudited) continued

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

54	Western Asset High Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record Date:	Monthly
Payable Date:	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	1.17%
Dividends Qualifying for the Dividends Received Deduction for Corporations	1.17%

Please retain this information for your records.

Western Asset High Income Fund Inc.	55

Western Asset High Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management Company
Chairman	Western Asset Management Company Limited
William R. Hutchinson	Western Asset Management Company Pte. Ltd. in Singapore
Riordan Roett
Jeswald W. Salacuse	Custodian
State Street Bank and Trust Company
Officers	1 Lincoln Street
R. Jay Gerken, CFA	Boston, Massachusetts 02111
President and Chief Executive Officer
Kaprel Ozsolak	Transfer agent
Chief Financial Officer and Treasurer	American Stock Transfer & Trust Company
Ted P. Becker	59 Maiden Lane
Chief Compliance Officer	New York, New York 10038
Robert I. Frenkel
Secretary and Chief Legal Officer	Independent registered public accounting firm
Thomas C. Mandia	KPMG LLP
Assistant Secretary	345 Park Avenue
Albert Laskaj	New York, New York 10154
Controller
Steven Frank	Legal counsel
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Western Asset High Income Fund Inc.	New York, New York 10017-3909
55 Water Street
New York, New York 10041	New York Stock Exchange Symbol
HIF

Western Asset High Income Fund Inc.

WESTERN ASSET HIGH INCOME FUND INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04018 2/09 SR09-744

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,500 in 2007 and $64,000 in 2008.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2007 and $2,650 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an

ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.               Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.               Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote  (together, “Voting Persons”)

is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.               Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S.

stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA	Since 2007	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2008

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	110 registered investment companies with $100.5 billion in total assets under management	281 Other pooled investment vehicles with $195.3 billion in assets under management	969 Other accounts with $217.5 billion in total assets under management*

Stephen A. Walsh‡	110 registered investment companies with $100.5 billion in total assets under management	281 Other pooled investment vehicles with $195.3 billion in assets under management	969 Other accounts with $217.5 billion in total assets under management*

Keith J. Gardner‡	6 registered investment companies with $0.9 billion in total assets under management	8 Other pooled investment vehicles with $0.8 billion in assets under management	0 Other accounts with $0 million in total assets under management

Michael C. Buchanan‡	16registered investment Companies with $6.8 billion in total assets Under management	7 Other pooled investment vehicles with $3.3 billion in assets under management	18 Other accounts with $1.6 billion in total assets under management

Jeffrey Van Schaick ‡	4 registered investment Companies with $0.8 billion in total assets Under management	4 Other pooled investment vehicles with $0.5 billion in assets under management	14 Other accounts with $2.9 billion in total assets under management**

*	Includes 94 accounts managed, totaling $23 billion, for which advisory fee is performance based.
**	Includes 2 accounts managed, totaling $187.1 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Jeffrey D. Van Schaick	A

Dollar Range ownership is as follows:

A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	March 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Fund Inc.

Date:	March 5, 2009